Scudder
Small Company
Value Fund


Semiannual Report
February 28, 1997

Pure No-Load(TM) Funds

A pure no-load(TM) (no sales charges) mutual fund which offers opportunities for long-term growth of capital by seeking undervalued stocks of small U.S. companies.

SCUDDER

                                Table of Contents

   2  In Brief
   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   8  Investment Portfolio
  17  Financial Statements
  20  Financial Highlights
  21  Notes to Financial Statements
  24  Shareholder Meeting Results
  25  Officers and Trustees
  26  Investment Products and Services
  27  How to Contact Scudder

                                    In Brief

o Scudder Small Company Value Fund provided a total return of 16.52% for the six-month period, exceeding the 15.81% total return of small company value stocks and the 8.80% return of small company stocks overall as measured by the unmanaged Russell 2000 Value and the Russell 2000 indices, respectively.



o As of February 28, 1997, the Fund was invested in 200 small U.S. companies with a median market capitalization of $343 million and a price-to-earnings ratio roughly one-half that of the small company stock market, reflecting the Fund's disciplined, value-oriented approach.


                       2-Scudder Small Company Value Fund

                        Letter From the Fund's President


Dear Shareholders,

     We are pleased to present the semiannual report for Scudder Small Company Value Fund for the six-month period ended February 28, 1997.

     Your Fund provided gratifying returns for the six-month period, placing it among the top 10% best performing small cap funds according to Lipper. The Fund also bested the return of the unmanaged Russell 2000 Value Index of small company value stocks.

     Scudder Small Company Value Fund employs a disciplined method of stock selection, using a quantitative model to identify stocks that meet specific requirements. By systematically analyzing small company stocks for value and relative attractiveness, the Fund seeks to achieve above-average returns over the long term. We believe that satisfying investment returns can result from this approach. A complete discussion of your Fund's activities begins on page 6.

     The outstanding performance of U.S. stocks over the last two years has caused many investors to consider what, if any, adjustments they should make to their portfolios. In general, diversification across several asset classes can provide balance to an investment portfolio. Most investors should consider complementing their core holdings with representation from the money market, fixed income, international, and small cap stock areas. The performance of these distinct asset classes tends to differ in any given year, helping to reduce a portfolio's overall price volatility.

     For those of you who are interested in new products and services, we recently introduced the Scudder Pathway Series. Pathway simplifies investing through the "fund of funds" approach and offers four distinct portfolios:
Conservative, Balanced, Growth, and International. Each portfolio invests in a select mix of Scudder Funds, providing flexibility, diversification, and simplicity for regular and retirement plan investors. For more information on Scudder products and services, please turn to page 26.

     Thank you for your investment in Scudder Small Company Value Fund. If you have questions about your account, please call our Investor Relations representatives at 1-800-225-2470; they will be happy to assist you. Or, visit our Internet Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Small Company Value Fund


                       3-Scudder Small Company Value Fund

PERFORMANCE UPDATE as of February 28, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                          Total Return
Period         Growth    --------------
Ended            of                Average
2/28/97       $10,000   Cumulative  Annual
------------------------------------------
SCUDDER SMALL COMPANY VALUE FUND
------------------------------------------
1 Year          $12,469   24.69%   24.69%
Life of Fund**  $13,229   32.29%   22.13%
------------------------------------------
RUSSELL 2000 VALUE INDEX
------------------------------------------
1 Year          $12,159   21.59%   21.59%
Life of Fund**  $13,015   30.15%   20.80
------------------------------------------
RUSSELL 2000 INDEX
1 Year          $11,256   12.56%   12.56%
Life of Fund**  $12,206   22.06%   15.36%
------------------------------------------
S&P 500 INDEX
1 Year          $12,616   26.16%   26.16%
Life of Fund**  $13,994   39.94%   27.25%

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER SMALL COMPANY
VALUE FUND
Year            Amount
----------------------
10/95*          $10,000
11/95           $10,409
2/96            $10,844
5/96            $11,930
8/96            $11,605
11/96           $12,837
2/97            $13,522

RUSSELL 2000 VALUE INDEX
Year            Amount
----------------------
10/95*          $10,000
11/95           $10,397
2/96            $10,960
5/96            $11,786
8/96            $11,506
11/96           $12,601
2/97            $13,326

RUSSELL 2000 INDEX
Year            Amount
----------------------
10/95*          $10,000
11/95           $10,420
2/96            $11,017
5/96            $12,309
8/96            $11,398
11/96           $12,141
2/97            $12,400

S&P 500 INDEX
Year            Amount
----------------------
10/95*          $10,000
11/95           $10,440
2/96            $11,104
5/96            $11,670
8/96            $11,433
11/96           $13,348
2/97            $14,009


The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and NASDAQ Stock Market. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.
*The Fund commenced operations on October 6, 1995. The graphed Index comparison begins October 31, 1995.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

              Period Ended February 28

                         1996**               1997
                      -----------          -----------
NET ASSET VALUE...     $ 13.57              $ 15.77
INCOME DIVIDENDS..     $   .02              $   .04
CAPITAL GAINS
DISTRIBUTIONS.....     $    --              $   .00
FUND TOTAL
RETURN (%)........        6.09                24.69
RUSSELL 2000 VALUE
INDEX TOTAL
RETURN (%)........        7.04                21.59


Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.
**The Fund commenced operations on October 6, 1995.


                      4 - Scudder Small Company Value Fund

PORTFOLIO SUMMARY as of February 28, 1997
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Equity Securities                  97%
Cash Equivalents                    3%

--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund pursued a
fully-invested approach.

--------------------------------------------------------------------------
SECTORS/LARGEST HOLDINGS
(Excludes 1% of Cash Equivalents)
--------------------------------------------------------------------------
1.   FINANCIAL (21%)
     Usbancorp, Inc.
     Bank holding company

2.   MANUFACTURING (16%)
     Scotsman Industries, Inc.
     Manufacturer of commercial
     refrigeration products

3.   DURABLES (9%)
     SPX Corp.
     Manufacturer of automotive and
     heavy-duty engine and chassis parts,
     repair and maintenance equipment

4.   CONSTRUCTION (9%)
     Southdown, Inc.
     Cement and concrete producer

5.   CONSUMER DISCRETIONARY (8%)
     Shopko Stores, Inc.
     Regional discount store chain

6.   SERVICE INDUSTRIES (7%)
     Mine Safety Appliance Co.
     Manufacturer of safety and health
     protection equipment and instruments

7.   UTILITIES (6%)
     Northwestern Public
     Service Co.
     Provider of electric service

8.   TECHNOLOGY (5%)
     CTS Corp.
     Manufacturer of electronic and
     electromechanical components

9.   METALS & MINERALS (5%)
     Commercial Metals Co.
     Producer and marketer of steel and
     copper tubes, and recycling of
     abandoned railroad materials

10.  OTHER (14%)
     Morningstar Group, Inc.
     Manufacturer of refrigerated specialty
     food products

---------------------------------------------------------------------------
STOCK CHARACTERISTICS
---------------------------------------------------------------------------
                                          RUSSELL    S&P       FUND AS % OF
                                  FUND     2000*     500**     RUSSELL 2000
                                  ----     ----     -------    ------------
SMALL COMPANIES ($ MILLIONS)
 Market Capitalization - Median    343      355       5,625          97%
 Market Capitalization - Wgt. Avg. 381      638      43,183          60%
 Revenues                          665      575      24,178         116%

VALUE ORIENTATION
 P/E - Trailing Twelve Months     13.5     27.8        20.5          49%
 Price/Sales                       0.6      1.0         1.3          54%
 Price/Book Value                  1.6      2.3         3.4          68%
 Yield (Avg. Stock)                1.4%     1.4%        1.9%        101%

 * The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

** The Standard and Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and NASDAQ Stock market.


The Fund value approach resulted in a lower P/E than the small cap market overall.

-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 8. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                      5 - Scudder Small Company Value Fund

                        Portfolio Management Discussion

Dear Shareholders,

This semiannual report for Scudder Small Company Value Fund covers the period from August 31, 1996 to February 28, 1997. During this six-month period, the Fund provided a total return of 16.52%, exceeding the 15.81% return of the unmanaged Russell 2000 Value Index of small company value stocks and the 8.80% return of the Russell 2000 Index of small company stocks overall. Among its peers, the Fund ranked in the top 10% best performing funds according to Lipper. During the same period, the Fund's net asset value per share increased from $13.57 to $15.77 and the Fund paid distributions of $0.04 per share.

We are pleased with the Fund's performance during the six-month period. Small company value stocks, in particular, moved ahead and extended their performance edge relative to small company stocks overall. From the Fund's inception on October 5, 1995, this outperformance is significant. The Russell 2000 Value Index -- an index of small company value stocks -- outperformed the Russell 2000 Index by over eight percentage points (30.15% vs. 22.06%) during this period. Meanwhile, the Fund surpassed both indexes, with a total return of 32.29% during the same 17-month period.

The Fund continued to seek long-term capital appreciation by investing in publicly traded U.S. stocks of small companies, using a disciplined, value-oriented approach. The Fund's noteworthy performance was achieved during a period when a number of companies announced earnings disappointments, resulting in price declines for some stocks. The Fund's value-orientation, along with its broadly diversified portfolio, helped to mitigate the negative effects of these surprises. The Fund is currently invested in 200 small stocks with an average price-to-earnings ratio of 13.5 or roughly one-half of that of the Russell 2000 Index.

As a result of the Fund's approach and its lower than average P/E, the Fund has been less volatile than the overall stock market, whether measured against the small company stock universe or the S&P 500 Index of larger company stocks. The Fund's overall volatility, as measured by the standard deviation of returns over the six-month reporting period, has been about 20% less than that of small company stocks and nearly one-half as volatile as the S&P 500. We also seek to manage tax liability to shareholders by minimizing taxable distributions whenever possible.

                             A Disciplined Approach

In pursuing capital appreciation from small company stocks, we utilize a disciplined approach to selecting securities. Instead of attempting to gauge the prospects of a company's new products or its management capabilities, we seek to invest in attractively valued small company stocks. We conduct a quantitative evaluation on thousands of small company stocks, analyzing valuations, growth rates, price and earnings momentum, and risk characteristics to identify possible candidates for the Fund.

Our highly systematic approach starts with collecting extensive financial information on individual companies. Using a proprietary investment model, we analyze this data in a consistent, objective way by comparing it to a broad universe of small companies. The next step involves ranking each stock based on

                       6-Scudder Small Company Value Fund
its relative attractiveness. Finally there is the highly complex process of determining which combination of stocks to hold and how much to weight them in the portfolio. We employ the assistance of a computer model to assess the millions of possibilities. The model helps to identify the portfolio with the highest potential return for a given level of risk. In addition, as new information streams in, such as recent earnings reports, it is incorporated into the model so that we can instantly see how the fresh data affects the relative attractiveness of each stock.

While the process may sound as though computers are making all of the decisions, this is hardly the case. The model is only as good as the human judgment that goes into its development, and is subject to revision as deemed necessary. Moreover, before we buy any stock for the Fund, we carefully consider any subjective information that may not be fully reflected in the numbers, such as a recently announced restructuring. We think this is an important reality check for any quantitative investment approach.

The risks of holding individual small company stocks can be high. Small companies generally have higher business risks than more established companies, arising from untested management, less diversified product lines, and limited financial resources. This makes small companies more vulnerable to adverse business developments than larger companies. Also, because some small company stocks are traded less frequently, the price of these issues can drop quickly if investors rush to sell. Conversely, prices can be bid up dramatically if investors try to initiate large positions. We attempt to control these risks throughout the selection process by holding a relatively large number of securities in the portfolio. That way, if a few individual securities experience problems, the effect may be minimized. The Fund is also structured to promote a relatively stable base of assets. To discourage short-term trading, the Fund imposes a 1% redemption fee on shares held less than one year.

Going forward, we will continue to apply our disciplined, value-oriented approach to selecting small company stocks in accordance with the Fund's objective of seeking long-term capital appreciation. We believe the Fund continues to be appropriate for investors seeking diversification and exposure to a dynamic sector of the stock market as part of a well-rounded portfolio.

Sincerely,
Your Portfolio Management Team


/s/Philip S. Fortuna          /s/James M. Eysenbach
Philip S. Fortuna             James M. Eysenbach
Lead Portfolio Manager        Portfolio Manager




                       7-Scudder Small Company Value Fund

            INVESTMENT PORTFOLIO as of February 28, 1997 (Unaudited)

                                                           PRINCIPAL    MARKET
                                                           AMOUNT ($)  VALUE ($)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 2.9%
--------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank
  and Trust Company dated 2/28/97 at
  5.31%, to be repurchased at $1,891,837 on 3/03/97,
  collateralized by a $1,885,000 U.S. Treasury Note,                  ----------
  7.125%, 2/15/23 (Cost $1,891,000) ....................   1,891,000   1,891,000
                                                                      ----------
                                                            SHARES
--------------------------------------------------------------------------------
COMMON STOCKS 97.1%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY 8.0%
APPAREL & SHOES 0.5%
Brown Group, Inc. ......................................      22,000     357,500
                                                                      ----------
DEPARTMENT & CHAIN STORES 1.5%
AnnTaylor Stores Corp.* ................................       6,000     120,000
Carson Pirie Scott & Co.* ..............................      10,600     288,850
Shopko Stores, Inc. ....................................      35,900     560,938
                                                                      ----------
                                                                         969,788
                                                                      ----------
HOME FURNISHINGS 3.9%
Ethan Allen Interiors Inc. .............................       3,300     151,388
Furniture Brands International Inc.* ...................      22,700     334,825
Interface, Inc. ........................................      18,400     425,500
Mikasa, Inc.* ..........................................      27,000     270,000
Oneida Ltd. ............................................      24,900     473,100
Thomas Industries, Inc. ................................      18,100     447,975
Toro Co. ...............................................      13,600     470,900
                                                                      ----------
                                                                       2,573,688
                                                                      ----------
HOTELS & CASINO 0.4%
Prime Hospitality Corp.* ...............................      17,600     290,400
                                                                      ----------
RECREATIONAL PRODUCTS 0.2%
K2, Inc. ...............................................       3,800     104,975
                                                                      ----------
RESTAURANTS 0.5%
Ryan's Family Steak Houses, Inc.* ......................      42,400     312,700
                                                                      ----------
SPECIALTY RETAIL 1.0%
Fabri-Centers of America "A" * .........................      20,900     342,238
Inacom Corp.* ..........................................      12,100     314,600
                                                                      ----------
                                                                         656,838
                                                                      ----------
CONSUMER STAPLES 3.6%
FOOD & BEVERAGE 3.3%
Farmer Brothers Co. ....................................       1,300     195,000

    The accompanying notes are an integral part of the financial statements.


                     8 -- SCUDDER SMALL COMPANY VALUE FUND

                                                                        MARKET
                                                             SHARES    VALUE ($)
--------------------------------------------------------------------------------
Hudson Foods, Inc. "A" .................................      14,700     257,250
Morningstar Group, Inc.* ...............................      22,200     510,600
Nash-Finch Co. .........................................      23,900     469,038
Pilgrim's Pride Corp. ..................................      36,700     408,288
Riser Foods, Inc. "A" ..................................      11,000     343,750
                                                                      ----------
                                                                       2,183,926
                                                                      ----------
TEXTILES 0.3%
Guilford Mills, Inc. ...................................       7,700     220,413
                                                                      ----------
HEALTH 1.2%
BIOTECHNOLOGY 0.4%
Bio-Rad Laboratories, Inc. "A" * .......................      10,200     269,025
                                                                      ----------
HOSPITAL MANAGEMENT 0.2%
TheraTx, Inc. ..........................................       7,900     130,350
                                                                      ----------
MEDICAL SUPPLY & SPECIALTY 0.6%
Bindley Western Industries, Inc. .......................      12,500     239,062
West Co., Inc. .........................................       5,800     161,675
                                                                      ----------
                                                                         400,737
                                                                      ----------
COMMUNICATIONS 0.3%
TELEPHONE/COMMUNICATIONS
Atlantic Tele-Network, Inc.* ...........................      16,900     211,250
                                                                      ----------
FINANCIAL 20.4%
BANKS 12.2%
ALBANK Financial Corp. .................................       7,200     252,900
Astoria Financial Corp. ................................       6,400     275,200
Bankers Corp. ..........................................      17,900     440,788
Banknorth Group, Inc. ..................................       6,500     292,500
Bok Financial Corp. ....................................      10,400     306,800
Chittenden Corp. .......................................       5,350     147,125
CitFed Bancorp, Inc. ...................................       2,400      82,500
Citizens Banking Corp. .................................       2,400      78,000
Colonial BancGroup, Inc. ...............................      15,400     350,350
Commerce Bancorp, Inc. .................................       9,949     299,706
Community First Bankshares, Inc. .......................      13,200     405,900
Corus Bankshares, Inc. .................................       9,700     334,650
First Citizens BancShares, Inc. "A" ....................       1,200      92,700
First Indiana Corp. ....................................       8,440     238,430

    The accompanying notes are an integral part of the financial statements.


                     9 -- SCUDDER SMALL COMPANY VALUE FUND

                                                                        MARKET
                                                             SHARES    VALUE ($)
--------------------------------------------------------------------------------
FirstBank Puerto Rico ..................................       9,700     272,813
Hancock Holding Co. ....................................       7,805     328,786
InterWest Bancorp, Inc. ................................       3,600     126,000
MAF Bancorp, Inc. ......................................       9,300     377,813
New York Bancorp, Inc. .................................       6,900     222,525
People's Heritage Financial Group, Inc. ................       2,659      83,426
RCSB Financial, Inc. ...................................       9,100     305,988
Riggs National Corp. ...................................      19,300     384,794
Sovereign Bancorp, Inc. ................................      23,304     294,213
Susquehanna Bancshares, Inc. ...........................      11,600     413,250
T R Financial Corp. ....................................       7,700     271,906
Usbancorp, Inc. ........................................       9,900     472,725
Webster Financial Corp. ................................       5,200     204,100
Westamerica Bancorp ....................................       4,900     328,300
Whitney Holding Corp. ..................................       9,500     363,375
                                                                      ----------
                                                                       8,047,563
                                                                      ----------
INSURANCE 7.0%
Acceptance Insurance Cos., Inc.* .......................      19,100     403,481
Allied Group, Inc. .....................................      11,750     393,625
American Annuity Group, Inc. ...........................      25,600     390,400
American Heritage Life Investment Corp. ................       6,700     174,200
Capitol Transamerica Corp. .............................       7,300     167,900
Delphi Financial Group, Inc. "A" .......................       5,180     176,120
First American Financial Co. ...........................       8,500     348,500
Life Re Corp. ..........................................       9,500     408,500
Life USA Holdings Inc.* ................................      29,500     308,367
MAIC Holdings, Inc. ....................................       4,855     168,097
MMI Companies, Inc. ....................................      16,400     373,100
Nymagic, Inc. ..........................................      12,300     249,075
Presidential Life Corp. ................................      27,100     406,500
Security-Connecticut Corp. .............................       6,700     311,550
Trenwick Group, Inc. ...................................       6,100     300,425
                                                                      ----------
                                                                       4,579,840
                                                                      ----------
BUSINESS FINANCE 0.6%
Imperial Bancorp .......................................      14,300     373,588
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.


                     10 -- SCUDDER SMALL COMPANY VALUE FUND

                                                                        MARKET
                                                             SHARES    VALUE ($)
--------------------------------------------------------------------------------
OTHER FINANCIAL COMPANIES 0.6%
Bay View Capital Corp. .................................       5,300     296,800
Cash America International, Inc. .......................      11,839     112,471
                                                                      ----------
                                                                         409,271
                                                                      ----------
MEDIA 0.3%
BROADCASTING & ENTERTAINMENT
ValueVision International, Inc. "A" * ..................      38,900     172,619
                                                                      ----------
SERVICE INDUSTRIES 6.7%
ENVIRONMENTAL SERVICES 1.4%
Mine Safety Appliance Co. ..............................      10,700     623,275
OHM Corp.* .............................................      37,800     297,675
                                                                      ----------
                                                                         920,950
                                                                      ----------
INVESTMENT 1.6%
Interra Financial, Inc. ................................       7,700     314,738
Jefferies Group, Inc. ..................................       8,500     375,063
McDonald & Co. Investments .............................      10,000     386,250
                                                                      ----------
                                                                       1,076,051
                                                                      ----------
MISCELLANEOUS COMMERCIAL SERVICES 2.3%
Berlitz International, Inc.* ...........................      25,000     506,250
CORT Business Services Corp.* ..........................      10,300     248,488
McGrath Rentcorp .......................................      18,700     502,563
Volt Information Sciences, Inc.* .......................       6,300     281,925
                                                                      ----------
                                                                       1,539,226
                                                                      ----------
PRINTING/PUBLISHING 1.4%
Bowne & Co., Inc. ......................................      19,300     521,100
Merrill Corp. ..........................................      16,300     391,200
                                                                      ----------
                                                                         912,300
                                                                      ----------
DURABLES 8.7%
AEROSPACE 0.8%
Curtiss-Wright Corp. ...................................       2,200     115,500
Tracor, Inc.* ..........................................      16,700     398,713
                                                                      ----------
                                                                         514,213
                                                                      ----------
AUTOMOBILES 5.9%
A.O. Smith Corp. .......................................      10,000     336,250
Arvin Industries, Inc. .................................      10,100     237,350
Coachmen Industries, Inc. ..............................      10,900     220,725

    The accompanying notes are an integral part of the financial statements.


                     11 -- SCUDDER SMALL COMPANY VALUE FUND

                                                                        MARKET
                                                             SHARES    VALUE ($)
--------------------------------------------------------------------------------
Exide Corp. ............................................      14,900     292,413
SPX Corp. ..............................................      14,400     660,600
Simpson Industries, Inc. ...............................      39,100     381,225
Standard Products Co. ..................................       9,200     216,200
Stant Corp. ............................................      22,000     302,500
Thor Industries, Inc. ..................................       7,900     203,425
Titan Wheel International, Inc. ........................      19,000     268,375
Walbro Inc. ............................................      19,700     359,525
Wynn's International, Inc. .............................      19,050     392,906
                                                                      ----------
                                                                       3,871,494
                                                                      ----------
CONSTRUCTION/AGRICULTURAL EQUIPMENT 1.3%
Global Industrial Technologies, Inc.* ..................      18,900     335,475
NACCO Industries, Inc. "A" .............................       9,200     499,100
                                                                      ----------
                                                                         834,575
                                                                      ----------
LEASING COMPANIES 0.7%
Interpool, Inc. ........................................      18,900     448,875
                                                                      ----------
MANUFACTURING 16.0%
CHEMICALS 1.5%
Cambrex Corp. ..........................................      10,650     356,775
Rexene Corp. ...........................................      21,200     280,900
Stepan Co. .............................................      18,200     352,625
                                                                      ----------
                                                                         990,300
                                                                      ----------
CONTAINERS & PAPER 1.4%
Mosinee Paper Corp. ....................................      13,366     444,420
Park Ohio Industries Inc.* .............................      22,500     323,438
Shorewood Packaging Corp.* .............................       8,000     140,000
                                                                      ----------
                                                                         907,858
                                                                      ----------
DIVERSIFIED MANUFACTURING 4.2%
ACX Technologins, Inc.* ................................      11,800     225,670
Griffon Corp.* .........................................      26,300     368,200
Insilco Corp.* .........................................      10,400     379,600
Robbins & Myers, Inc. ..................................      14,300     393,250
Scotsman Industries, Inc. ..............................      20,300     565,863
Tredegar Industries, Inc. ..............................      11,400     457,425
Valmont Industries .....................................       8,200     346,450
                                                                      ----------
                                                                       2,736,458
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.


                     12 -- SCUDDER SMALL COMPANY VALUE FUND

                                                                        MARKET
                                                             SHARES    VALUE ($)
--------------------------------------------------------------------------------
HAND TOOLS 0.8%
L.S. Starrett Corp. ....................................      18,000     537,750
                                                                      ----------
INDUSTRIAL SPECIALTY 2.9%
Barnes Group, Inc. .....................................       7,900     526,338
Commercial Intertech Corp. .............................      22,800     290,700
FSI International, Inc.* ...............................       9,600     142,800
Greenbrier Companies, Inc. .............................      15,400     144,375
Kulicke & Soffa Industries, Inc.* ......................      11,700     310,050
O'Sullivan Corp. .......................................       9,900      87,863
Spartech Corp. .........................................      22,000     255,750
Wyman-Gordon Co.* ......................................       8,300     148,363
                                                                      ----------
                                                                       1,906,239
                                                                      ----------
MACHINERY/COMPONENTS/CONTROLS 3.0%
Amcast Industrial Corp. ................................      17,200     397,750
Gleason Corp. ..........................................      10,400     373,100
Mueller Industries, Inc.* ..............................       5,500     237,188
Reliance Steel & Aluminum Co. ..........................       8,300     256,263
Sequa Corp. "A" ........................................      10,900     427,825
Zero Corporation .......................................      12,100     266,200
                                                                      ----------
                                                                       1,958,326
                                                                      ----------
WHOLESALE DISTRIBUTORS 2.2%
A.M. Castle & Co. ......................................      11,075     231,191
Applied Industrial Technology, Inc. ....................      15,550     480,106
Fisher Scientific International ........................       1,600      72,400
Hughes Supply, Inc. ....................................       8,800     309,100
Rexel, Inc.* ...........................................      21,300     383,400
                                                                      ----------
                                                                       1,476,197
                                                                      ----------
TECHNOLOGY 5.2%
COMPUTER SOFTWARE 0.5%
MTS Systems Corp. ......................................      15,700     341,475
                                                                      ----------
DIVERSE ELECTRONIC PRODUCTS 0.9%
Esterline Technologies Corp.* ..........................      13,700     345,925
HADCO Corp.* ...........................................       6,400     259,200
                                                                      ----------
                                                                         605,125
                                                                      ----------
EDP PERIPHERALS 0.1%
DH Technology, Inc.* ...................................       2,900      48,575
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.


                     13 -- SCUDDER SMALL COMPANY VALUE FUND

                                                                        MARKET
                                                             SHARES    VALUE ($)
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS/DISTRIBUTORS 2.3%
CTS Corp. ..............................................      12,400     599,850
Furon Corp. ............................................      16,800     371,700
Park Electrochemical Corp. .............................      12,700     309,563
Rogers Corp.* ..........................................       9,800     264,600
                                                                      ----------
                                                                       1,545,713
                                                                      ----------
MILITARY ELECTRONICS 0.6%
Watkins-Johnson Co. ....................................      16,700     421,675
                                                                      ----------
PRECISION INSTRUMENTS 0.3%
Silicon Valley Group Inc.* .............................       9,000     192,375
                                                                      ----------
SEMICONDUCTORS 0.5%
Siliconix, Inc.* .......................................       8,200     192,700
VLSI Technology, Inc. ..................................       8,700     162,581
                                                                      ----------
                                                                         355,281
                                                                      ----------
ENERGY 4.5%
OIL & GAS PRODUCTION 1.1%
Belden & Blake Corp.* ..................................      11,400     256,500
KCS Energy, Inc. .......................................       3,000     108,000
Plains Resources, Inc.* ................................      15,000     198,750
Tesoro Petroleum Corp.* ................................      16,500     193,875
                                                                      ----------
                                                                         757,125
                                                                      ----------
OIL COMPANIES 1.0%
Giant Industries, Inc. .................................      17,900     248,363
Holly Corp. ............................................      14,900     398,575
                                                                      ----------
                                                                         646,938
                                                                      ----------
OILFIELD SERVICES/EQUIPMENT 2.4%
Cliffs Drilling Co.* ...................................       6,400     296,800
Getty Petroleum Corp. ..................................      19,200     374,400
Pride Petroleum Services, Inc.* ........................      23,500     393,625
RPC, Inc.* .............................................      33,400     492,650
                                                                      ----------
                                                                       1,557,475
                                                                      ----------
METALS & MINERALS 5.1%
STEEL & METALS
Acme Metals, Inc.* .....................................      17,000     280,495
Brush Wellman, Inc. ....................................      22,100     389,513
Carpenter Technology Corp. .............................       1,100      40,150

    The accompanying notes are an integral part of the financial statements.


                     14 -- SCUDDER SMALL COMPANY VALUE FUND

                                                                        MARKET
                                                             SHARES    VALUE ($)
--------------------------------------------------------------------------------
Chaparral Steel Co. ....................................      34,000     416,500
Commercial Metals Co. ..................................      18,400     533,600
Quanex Corp. ...........................................      15,000     401,250
Rouge Steel Co. "A" ....................................      23,600     380,550
Shiloh Industries, Inc.* ...............................      14,800     259,000
WHX Corporation* .......................................      36,000     292,500
Wolverine Tube, Inc.* ..................................      10,100     371,175
                                                                      ----------
                                                                       3,364,733
                                                                      ----------
CONSTRUCTION 8.6%
BUILDING MATERIALS 5.7%
Butler Manufacturing Co. ...............................       8,200     297,250
Fibreboard Corp.* ......................................       8,800     293,700
Florida Rock Industries, Inc. ..........................      14,700     501,638
Lone Star Industries, Inc. .............................      11,200     485,800
Medusa Corp. ...........................................       9,700     386,788
Puerto Rican Cement Co., Inc. ..........................      16,500     480,563
Southdown, Inc. ........................................      14,100     504,075
Triangle Pacific Corp.* ................................      14,700     415,275
Universal Forest Products, Inc. ........................      26,700     377,138
                                                                      ----------
                                                                       3,742,227
                                                                      ----------
HOMEBUILDING 2.4%
Champion Enterprises, Inc. .............................       9,200     178,250
Continental Homes Holding Corp. ........................      13,800     293,250
NVR Inc.* ..............................................      25,100     320,025
Skyline Corp. ..........................................      15,400     371,525
U.S. Home Corp.* .......................................      15,100     409,588
                                                                      ----------
                                                                       1,572,638
                                                                      ----------
MISCELLANEOUS 0.5%
Granite Construction, Inc. .............................      17,100     306,731
                                                                      ----------
TRANSPORTATION 2.5%
AIRLINES 1.2%
Alaska Air Group Inc.* .................................      18,900     448,874
America West Holdings Corp. "B" * ......................      16,900     234,488
Skywest, Inc. ..........................................       9,200     112,125
                                                                      ----------
                                                                         795,487
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.


                     15 -- SCUDDER SMALL COMPANY VALUE FUND

                                                                        MARKET
                                                             SHARES    VALUE ($)
--------------------------------------------------------------------------------
MARINE TRANSPORTATION 0.4%
Avondale Industries, Inc.* .............................      13,800     284,625
                                                                      ----------
TRUCKING 0.9%
Landstar System, Inc.* .................................      12,300     275,213
US Freightways Corp. ...................................      12,700     306,388
                                                                      ----------
                                                                         581,601
                                                                      ----------
UTILITIES 6.0%
ELECTRIC UTILITIES 2.3%
Central Hudson Gas & Electric Co. ......................       8,400     277,200
Commonwealth Energy System Cos .........................      25,700     575,038
Northwestern Public Service Co. ........................      17,400     652,500
                                                                      ----------
                                                                       1,504,738
                                                                      ----------
NATURAL GAS DISTRIBUTION 3.3%
Bay State Gas Co. ......................................       5,600     149,100
Energen Corp.* .........................................      19,800     594,000
New Jersey Resources Corp. .............................       5,600     161,000
North Carolina Natural Gas Corp. .......................      11,000     353,375
Northwest Natural Gas Co. ..............................      26,300     637,775
Southern Union Co. .....................................      11,810     265,725
                                                                      ----------
                                                                       2,160,975
                                                                      ----------
WATER SUPPLY 0.4%
Aquarion Co. ...........................................      11,100     302,475
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $54,571,125)                                63,983,270
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO -- 100.0%
  (Cost $56,462,125) (a)                                              65,874,270
--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $56,462,125. At February 28, 1997, net unrealized appreciation for all securities based on tax cost was $9,412,145. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $10,618,479 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($1,206,334).

* Non-income producing security.

    The accompanying notes are an integral part of the financial statements.


                     16 -- SCUDDER SMALL COMPANY VALUE FUND

                              FINANCIAL STATEMENTS

                       STATEMENT OF ASSETS AND LIABILITIES

                       AS OF FEBRUARY 28, 1997 (UNAUDITED)

ASSETS
-----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $56,462,125) (Note A) ..........   $  65,874,270
                  Cash ...................................................................             826
                  Receivable on Fund shares sold .........................................         106,377
                  Dividends and interest receivable ......................................          48,144
                  Deferred organization expense (Note A) .................................          17,091
                                                                                             ----------------
                  Total assets ...........................................................      66,046,708
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
                  Payable for Fund shares redeemed .......................................          70,480
                  Accrued management fee (Note C) ........................................          30,241
                  Other accrued expenses/payables (Note C) ...............................         225,730
                                                                                             ----------------
                  Total liabilities ......................................................         326,451
                  -------------------------------------------------------------------------------------------
                  NET ASSETS, AT MARKET VALUE                                                $  65,720,257
                  -------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Accumulated distributions in excess of net investment income ...........         (25,936)
                  Net unrealized appreciation on investments .............................       9,412,145
                  Accumulated net realized gain ..........................................         880,705
                  Paid-in capital ........................................................      55,453,343
                  -------------------------------------------------------------------------------------------
                  NET ASSETS, AT MARKET VALUE                                                $  65,720,257
                  -------------------------------------------------------------------------------------------
NET ASSET VALUE
-----------------------------------------------------------------------------------------------------------------------------
                  NET ASSET VALUE, offering and redemption price (Note A) per share
                  ($65,720,257 / 4,167,177 outstanding shares of beneficial interest,         ---------------
                  $.01 par value, unlimited number of shares authorized) .................          $15.77
                                                                                              ---------------

    The accompanying notes are an integral part of the financial statements.


                     17 -- SCUDDER SMALL COMPANY VALUE FUND

                            STATEMENT OF OPERATIONS

                 SIX MONTHS ENDED FEBRUARY 28, 1997 (UNAUDITED)

INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends ...........................................................      $     344,058
                  Interest ............................................................             50,291
                                                                                             -----------------
                                                                                                   394,349
                  Expenses:
                  Management fee (Note C) .............................................            195,391
                  Services to shareholders (Note C) ...................................            136,660
                  Custodian and accounting fees (Note C) ..............................             39,318
                  Trustees' fees and expenses (Note C) ................................             13,197
                  Registration fees ...................................................              5,169
                  Reports to shareholders .............................................             35,779
                  Auditing ............................................................             14,116
                  Legal ...............................................................              7,990
                  Amortization of organization expense (Note A) .......................              2,355
                  Other ...............................................................              8,627
                                                                                             -----------------
                  Total expenses before reductions ....................................            458,602
                  Expense reductions (Note C) .........................................            (72,326)
                                                                                             -----------------
                  Expenses, net .......................................................            386,276
                  --------------------------------------------------------------------------------------------
                  NET INVESTMENT INCOME                                                              8,073
                  --------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------------------
                  Net realized gain from investments ..................................            905,879
                  Net unrealized appreciation during the period on investments ........          6,609,083
                  --------------------------------------------------------------------------------------------
                  NET GAIN ON INVESTMENT TRANSACTIONS                                            7,514,962
                  --------------------------------------------------------------------------------------------
                  --------------------------------------------------------------------------------------------
                  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $   7,523,035
                  --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                     18 -- SCUDDER SMALL COMPANY VALUE FUND

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                             FOR THE PERIOD
                                                                                                               OCTOBER 6,
                                                                                                                  1995
                                                                                          SIX MONTHS           (COMMENCE-
                                                                                             ENDED           MENT OF OPERA-
                                                                                          FEBRUARY 28,          TIONS) TO
                                                                                             1997              AUGUST 31,
INCREASE (DECREASE) IN NET ASSETS                                                         (UNAUDITED)             1996
-----------------------------------------------------------------------------------------------------------------------------
                Operations:
                Net investment income ...............................................     $    8,073           $  153,303
                Net realized gain (loss) from investment transactions ...............        905,879               (6,985)
                Net unrealized appreciation on investment transactions during
                   the period .......................................................      6,609,083            2,803,062
                                                                                       -----------------    ----------------
                Net increase in net assets resulting from operations ................      7,523,035            2,949,380
                                                                                       -----------------    ----------------
                Distributions to shareholders from net investment income ............       (127,322)             (61,519)
                                                                                       -----------------    ----------------
                Distributions to shareholders from net realized gains ...............        (18,189)                  --
                                                                                       -----------------    ----------------
                Fund share transactions:
                Proceeds from shares sold ...........................................     21,806,801           42,630,158
                Net asset value of shares issued to shareholders in reinvestment
                   of distributions .................................................        138,706               59,327
                Cost of shares redeemed .............................................     (4,811,546)          (4,422,357)
                Redemption fees (Note A) ............................................         21,586               30,997
                                                                                       -----------------    ----------------
                Net increase in net assets from Fund share transactions .............     17,155,547           38,298,125
                                                                                       -----------------    ----------------
                INCREASE IN NET ASSETS                                                    24,533,071           41,185,986
                Net assets at beginning of period                                         41,187,186                1,200
                NET ASSETS AT END OF PERIOD (including distributions in excess of
                  net investment income and undistributed net investment income        -----------------    ----------------
                  of ($25,936) and $93,313, respectively) ...........................    $65,720,257          $41,187,186
                                                                                       -----------------    ----------------

OTHER INFORMATION
-----------------------------------------------------------------------------------------------------------------------------
                INCREASE (DECREASE) IN FUND SHARES
                Shares outstanding at beginning of period ...........................      3,034,156                  100
                                                                                       -----------------    ----------------
                Shares sold .........................................................      1,442,322            3,368,696
                Shares issued to shareholders in reinvestment of distributions ......          9,042                4,792
                Shares redeemed .....................................................       (318,343)            (339,432)
                                                                                       -----------------    ----------------
                Net increase in Fund shares .........................................      1,133,021            3,034,056
                                                                                       -----------------    ----------------
                Shares outstanding at end of period .................................      4,167,177            3,034,156
                                                                                       -----------------    ----------------


    The accompanying notes are an integral part of the financial statements.


                     19 -- SCUDDER SMALL COMPANY VALUE FUND

                                           Financial Highlights

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                                                                                         For the Period
                                                                                     Six Months          October 6, 1995
                                                                                       Ended              (commencement
                                                                                     February 28,        of operations) to
                                                                                         1997               August 31,
                                                                                     (Unaudited)              1996
 --------------------------------------------------------------------------------------------------------------------------
                                                                                  -----------------------------------------
 Net asset value, beginning of period ..........................................       $13.57               $12.00
                                                                                  -----------------------------------------
 Income from investment operations:                                                       --                   .07
 Net investment income .........................................................
 Net realized and unrealized gain on investment transactions ...................         2.23                 1.53
                                                                                  -----------------------------------------
Total from investment operations ..............................................         2.23                 1.60
                                                                                  -----------------------------------------
 Less distributions:
 From net investment income ....................................................         (.04)                (.05)
 From net realized gains on investment transactions ............................          .00                  --
                                                                                  -----------------------------------------
 Total distributions ...........................................................         (.04)                (.05)
                                                                                  -----------------------------------------
 Redemption fees (Note A) ......................................................          .01                  .02
                                                                                  -----------------------------------------
 Net asset value, end of period ................................................       $15.77               $13.57
 --------------------------------------------------------------------------------------------------------------------------
 Total Return (%) (b) ..........................................................        16.52(c)**           13.54(c)**
 Ratios and Supplemental Data
 Net assets, end of period ($ millions) ........................................           66                   41
 Ratio of operating expenses, net to average daily net assets (%) ..............         1.50*                1.50*
 Ratio of operating expenses before expense reductions, to average daily net
    assets (%) .................................................................         1.78*                2.61*
 Ratio of net investment income to average daily net assets (%) ................          .03*                 .67*
 Portfolio turnover rate (%) ...................................................         42.8*               33.97*
 Average commission rate paid ..................................................       $.0353               $.0364

(a)  Based on monthly average shares outstanding during the period.
(b)  Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect of the 1% redemption fee on shares held less than one year.
*    Annualized
**   Not annualized



                     20 -- SCUDDER SMALL COMPANY VALUE FUND

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Small Company Value Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income tax was required.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions


                     21 -- SCUDDER SMALL COMPANY VALUE FUND
during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

                      B. Purchases and Sales of Securities

During the six month period ended February 28, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $26,658,346 and $10,861,806, respectively.

                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 0.75% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser has agreed not to impose all or a portion of its management fee until December 31, 1997 in order to maintain the annualized expenses of the Fund at not more than 1.50% of average daily net assets. For the six month period ended February 28, 1997, the fee pursuant to the Agreement aggregated $195,391, of which $72,326 was not imposed, and $30,241 was unpaid as of February 28, 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six month period ended February 28, 1997, the amount charged by SSC aggregated $120,319.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six month period ended February 28, 1997, the amount charged to the Fund by STC aggregated $6,193, of which $3,767 is unpaid at February 28, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six month period ended February 28, 1997, the amount charged to the Fund by SFAC aggregated $25,531, of which $5,298 is unpaid at February 28, 1997.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the six month period ended February 28, 1997, Trustees' fees and expenses aggregated $13,197.


                     22 -- SCUDDER SMALL COMPANY VALUE FUND

                               D. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33.33% of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                     23 -- SCUDDER SMALL COMPANY VALUE FUND

                          Shareholder Meeting Results

A special meeting of shareholders of Scudder Small Company Value Fund was held on Monday, December 2, 1996, at the offices of Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York. The two matters voted upon by the shareholders and the resulting votes for each matter are presented below.

1. The election of eight Trustees to hold office until their respective successors shall have been duly elected and qualified.


                Trustee                             Number of Votes:
                -------                             ----------------

                                           For                      Withheld               Broker Non-Votes*
                                           ---                      --------               -----------------

       Daniel Pierce                      2,041,314                    47,006                       0
       Paul Bancroft III                  2,033,817                    54,503                       0
       Thomas J. Devine                   2,040,253                    48,067                       0
       Keith R. Fox                       2,045,096                    43,225                       0
       Dudley H. Ladd                     2,038,598                    49,722                       0
       Dr. Wilson Nolen                   2,046,457                    41,863                       0
       Kathryn L. Quirk                   2,038,519                    49,801                       0
       Dr. Gordon Shillinglaw             2,046,135                    42,185


2. Ratification or rejection of the action taken by the Board of Trustees in selecting Coopers & Lybrand L.L.P as independent accountants for the fiscal year ending August 31, 1997.

                                                    Number of Votes:
                                                    ----------------
                  For                      Against                    Abstain               Broker Non-Votes*
                  ---                      -------                    -------               -----------------
               2,002,868                    29,269                     56,182                       0


-------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                       24-Scudder Small Company Value Fund

                             Officers and Trustees

Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and Consultant

Thomas J. Devine
Trustee; Consultant

Keith R. Fox
Trustee; President, Exeter Capital Management Corporation

Dudley H. Ladd*
Trustee

Dr. Wilson Nolen
Trustee; Consultant

Kathryn L. Quirk*
Trustee, Vice President and Assistant Secretary

Dr. Gordon Shillinglaw
Trustee; Professor Emeritus of Accounting, Columbia University Graduate School of Business

Robert W. Lear
Honorary Trustee; Executive-in-Residence, Visiting Professor, Columbia University Graduate School of Business

Robert G. Stone, Jr.
Honorary Trustee; Chairman Emeritus and Director, Kirby Corporation

Edmund R. Swanberg*
Honorary Trustee

Peter Chin*
Vice President

James M. Eysenbach*
Vice President

Philip S. Fortuna*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Vice President

Roy C. McKay*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Richard W. Desmond*
Assistant Secretary

                        *Scudder, Stevens & Clark, Inc.

                       25-Scudder Small Company Value Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U.S. Income
   Scudder Short Term Bond Fund
   Scudder Zero Coupon 2000 Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder High Yield Bond Fund

Global Income
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
  Value
     Scudder Large Company Value Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Large Company Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Emerging Markets Growth Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
   IRA
   SEP IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
     Fund, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                       26-Scudder Small Company Value Fund

                             How to Contact Scudder

Account Service and Information
--------------------------------------------------------------------------------
                For existing account services and transactions

                  Scudder Investor Relations -- 1-800-225-5163

                For 24 hour account information, fund information, exchanges, and an overview of all the services available to you

                  Scudder Electronic Account Services --
                              http://funds.scudder.com

                For information about your Scudder accounts, exchanges and redemptions

                  Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
                For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

                  Scudder Investor Relations --       1-800-225-2470
                                             Investor.Relations@scudder.com

                  Scudder's World Wide Web Site -- http://funds.scudder.com

                For establishing 401(k) and 403(b) plans

                  Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
--------------------------------------------------------------------------------
                To receive information about this discount brokerage service and to obtain an application

                  Scudder Brokerage Services* -- 1-800-700-0820

Personal CounselSM -- A Managed Fund Portfolio Program
--------------------------------------------------------------------------------
                To receive information about this mutual fund portfolio guidance and management program

                  Personal Counsel from Scudder -- 1-800-700-0183

Please address all correspondence to
--------------------------------------------------------------------------------
                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------
                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

                   Boca Raton            Chicago               San Francisco
                   Boston                New York


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.
* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061 -- Member NASD/SIPC.

                       27-Scudder Small Company Value Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER